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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Stockholders
Electronics Boutique Holdings Corp.:

We consent to the use of our reports dated March 15, 2001 included and incorporated by reference herein and included and incorporated by reference in the prospectus and to the reference to our firm under the heading "Experts" in the prospectus.


                                                      /s/  KPMG LLP


Philadelphia, PA
July 23, 2001